Exhibit 10.1

AMENDMENT NO. 1

LKQ CORPORATION EMPLOYEES’ RETIREMENT PLAN

The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended effective May 14, 2011, as follows:

By adding the following as the fourth paragraph of the INTRODUCTION:

Lakefront Capital Holdings, Inc., previously established the Lakefront Capital Holdings, Inc. 401(k) Savings Plan on March 1, 2008. The Primary Employer is of the opinion that Lakefront Capital Holdings, Inc. 401(k) Savings Plan should be merged with the LKQ Corporation Employees’ Retirement Plan effective May 14, 2011. The plans are merged and the LKQ Corporation Employees’ Retirement Plan document is in lieu of the prior document for Lakefront Capital Holdings, Inc. 401(k) Savings Plan.

By striking the tenth paragraph from the definition of Compensation in the DEFINITIONS SECTION of Article I and substituting the following:

Compensation shall exclude the following:

long-term incentive plan payments

performance award bonuses

For purposes of the EXCESS AMOUNTS SECTION of Article III, Compensation shall not exclude those items listed above unless such Compensation is nondiscriminatory in accordance with the regulations under Code Section 414(s).

By striking the definition of Vesting Percentage from the DEFINITIONS SECTION of Article I and substituting the following:

Vesting Percentage means the percentage used to determine the nonforfeitable portion of a Participant’s Account attributable to Employer Contributions that were not 100% vested when made.

For Employees of Lakefront Capital Holdings, Inc.:

A Participant’s Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.

VESTING SERVICE (whole years)	VESTING PERCENTAGE
Less than 1	0
1	20
2	50
3	75
4 or more	100

Amendment No. 1	1	(4-52549)

For all other Employees:

For purposes of Employer Contributions other than Matching Contributions, a Participant’s Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.

VESTING SERVICE (whole years)	VESTING PERCENTAGE
Less than 1	0
1	25
2	50
3	75
4 or more	100

For purposes of Matching Contributions, a Participant’s Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.

VESTING SERVICE (whole years)	VESTING PERCENTAGE
Less than 2	0
2	50
3	75
4 or more	100

The Vesting Percentage for a Participant who is an Employee on or after the date he reaches Normal Retirement Age shall be 100%. The Vesting Percentage for a Participant who is an Employee on the date he dies shall be 100%. The Vesting Percentage for a Participant who dies while performing Qualified Military Service shall be 100%. The Vesting Percentage for a Participant who is an Employee on the date he becomes disabled shall be 100% if such disability is subsequently determined to meet the definition of Totally and Permanently Disabled. The Vesting Percentage for a Participant who becomes disabled while performing Qualified Military Service and such disability is determined to meet the definition of Totally and Permanently Disabled shall be 100%.

If the schedule used to determine a Participant’s Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he is credited with an Hour of Service on or after the date of the change and the Participant’s nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENTS SECTION of Article X regarding changes in the computation of the Vesting Percentage shall apply.

By adding “Lakefront Capital Holdings, Inc.” to the list of Adopting Employers in the ADOPTING EMPLOYERS – SINGLE PLAN SECTION of Article II.

This amendment is made an integral part of the aforesaid Plan and is controlling over the terms of said Plan with respect to the particular items addressed expressly herein. All other provisions of the Plan remain unchanged and controlling.

Amendment No. 1	2	(4-52549)

Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of any benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the aforesaid Plan as in effect on the day before he became an Inactive Participant.

Signing this amendment, the Employer, as plan sponsor, has made the decision to adopt this plan amendment. The Employer is acting in reliance on its own discretion and on the legal and tax advice of its own advisors, and not that of any member of the Principal Financial Group or any representative of a member company of the Principal Financial Group.

Signed this 13 day of May, 2011.

LKQ CORPORATION

By
John Quinn EVP & CFO
Title

Amendment No. 1	3	(4-52549)